Exhibit 99.1

Livechain Completes Acquisition of Senior, Secured Debt of Humanyze, An MIT Incubated, AI Enabled HR Analytics Company

Livechain Creates Path to Seek Potential Uplisting to National Exchange in 2026

CAMBRIDGE, MA - Livechain, Inc (“Livechain”) (OTCX: LICH), a subsidiary of Vyome Holdings, Inc (“Vyome”) (Nasdaq: HIND), announced today that it has executed a debt purchase agreement with Remus Capital, a leading AI-focused venture capital firm, in order to acquire Sociometric Solutions, Inc, d/b/a, Humanyze (“Humanyze”), a rapidly emerging human resources data and analytics company.

The transaction was structured as an all-stock transaction in which LICH issued shares of its common stock, valued at approximately $325,000, in exchange for acquiring a senior, secured convertible note issued to Remus by Humanyze. Through this transaction, LICH has initiated a default and asset transfer in order to assume all business assets, including intellectual property and trade secrets, and to take direct control of the daily operations of Humanyze.

Born from the prestigious MIT Media Lab, Humanyze is working to redefine the future of work through science-backed analytics and AI-enabled, data-driven insights that help large, complex companies make continuous workplace improvements that benefit both employees and the businesses.

“First of all, this transaction transforms Livechain, driving it into an exciting and rapidly evolving AI HR space, creating a path for uplisting to a national exchange, and giving it the potential to generate real value for its shareholders. Second, the value creation under Livechain also has the potential to deliver real and lasting value to the shareholders of Vyome. As the majority shareholder of Livechain, Vyome stands to benefit significantly from any value created under Livechain. Our focus is on shareholder value, and our desire is that as Livechain’s underlying value increases, Vyome will be positioned to increase its Livechain equity position,” said Krishna Gupta, Chairman of Vyome.

“Humanyze is attacking one of the biggest issues facing Fortune 1000 companies around the world – human capital, and the cost of developing, retaining, and rewarding people in the most cost-effective way possible, all of which is even more important in an AI-first world. We see multiple ways for Humanyze to create value and position Livechain for an uplisting to a national exchange. Livechain will have its own team and plans to have its own capital on a go-forward basis. We do not anticipate that Livechain will be using any capital or operational bandwidth of Vyome,” said Venkat Nelabhotla, CEO of Vyome and board member of Livechain.

Humanyze has built a compelling AI-enabled platform that breaks down critical employment-driven data to give employers clear, actionable data that contributes not only to the tangible bottom line but also to the optimization of many companies’ most valuable resources, their human capital.

About Livechain, Inc.

Livechain is currently focused on pursuing strategic alternatives in emerging technology sectors. Livechain intends to enter the artificial intelligence space through the planned acquisition of AI-driven assets focused on human capital, workforce intelligence, and human relationship management. Additionally, Livechain seeks to evaluate additional synergistic opportunities in order to build a scalable AI platform related to its pursuits.

Livechain Forward-Looking Statement Disclosure

This press release contains statements that do not relate to historical facts but are "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements can generally (although not always) be identified by their use of terms and phrases such as anticipate, appear, believe, continue, could, estimate, expect, indicate, intend, may, plan, possible, predict, project, pursue, will, would and other similar terms and phrases, as well as the use of the future tense. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on current beliefs, expectations, and assumptions regarding the future of the business of the Livechain, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements in this press release speak only as of the date hereof. Unless otherwise required by law, we undertake no obligation to publicly update or revise these forward-looking statements, whether because of new information, future events, or otherwise.

About Vyome Holdings, Inc.

Vyome is building the world’s premier platform spanning the US-India innovation corridor. Based in Cambridge, MA, Vyome’s immediate focus is on leveraging its clinical-stage assets to transform the lives of patients with immuno-inflammatory conditions. By applying groundbreaking science and its unique positioning across the US-India innovation corridor, Vyome seeks to deliver lasting value to shareholders in a hyper cost-efficient manner while upholding global standards of quality and safety. To learn more, please visit www.vyometx.com

Vyome Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such statements include, but are not limited to, statements contained in this press release relating to Vyome’s business strategy, Vyome’s future operating results, and liquidity and capital resources outlook. Forward-looking statements are based on Vyome’s current expectations and assumptions regarding Vyome’s business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Vyome’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. Vyome cautions you, therefore, against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, Vyome’s ability to raise capital to fund continuing operations; its ability to protect Vyome’s intellectual property rights; the impact of any infringement actions or other litigation brought against Vyome; competition from other providers and products; Vyome’s ability to develop and commercialize products and services; changes in government regulation; Vyome’s ability to complete capital raising transactions; and other factors relating to Vyome’s industry, operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Factors or events that could cause Vyome’s actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance, or achievements. Vyome assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release, except as may be required under applicable securities law.

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contact@vyometx.com

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